Exhibit 99.1

             June 2019 25 Years of Success  GRESB Green Star 2016 – 2018  High-YieldDividend Aristocrat

 ABOUT ESSEX 2 WEST COAST FUNDAMENTALS 6 OPERATING PERFORMANCE 21INVESTMENTS AND CAPITAL ALLOCATION 252019 GUIDANCE AND BALANCE SHEET 31DEFINITIONS & RECONCILIATIONS 37   TABLE OF CONTENTS  *

 (1) Represents percent of pro rata NOI as of 03/31/19.(2) Oakland includes Alameda and Contra Costa Counties.(3) As of 03/31/19.  San Francisco MD 9%Oakland(2) 12%Santa Clara 20%  Ventura 6%Los Angeles 18%Orange County 10%San Diego 8%  SOUTHERN CA42% of NOI(1)  NORTHERN CA42% of NOI(1)    Washington & California combined represent the 5th highest GDP in the world   SEATTLE16% of NOI(1)    THE ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST  ESSEX AT A GLANCE  *

 INVESTMENT STRATEGY LEADS TO SUPERIOR TOTAL RETURNS  SUPERIOR VALUE CREATION FOR SHAREHOLDERS SINCE THE IPOHIGHEST TOTAL RETURN OF ALL PUBLIC U.S. REITS SINCE IPO IN 1994  Sources: S&P Global Market Intelligence, NAREITJune 1994 – March 2019   ESS CAGR: 16.9%  4,681%  1,471%  1,058%  906%  *

 SINCE THE IPO, WE HAVE GENERATED COMPOUND ANNUAL DIVIDEND/SH AND TOTAL FFO/SH GROWTH OF 6.4% AND 8.2%, RESPECTIVELY(1)RAISED THE DIVIDEND EVERY YEAR SINCE THE IPO AND PAID ENTIRELY IN CASH  SIGNIFICANT DIVIDEND PER SHARE AND TOTAL FFO PER SHARE GROWTH  (1) Includes 2019 estimated growth.(2) 2019E Total FFO/share represents the midpoint of guidance as set forth in the earnings release for the first quarter of 2019.   (2)    Great Recession  FFO per share ↑ 128% since the Great Recession(1)  *

 SUPERIOR SAME-PROPERTY NOI & CORE FFO GROWTH THROUGH A CYCLE  Source: Company Disclosures Peer average for Same-Property NOI, Core FFO, and dividend growth includes four multifamily REITs (EQR, AVB, UDR, AIV)  SINCE THE PREVIOUS CYCLE PEAK, ESSEX HAS SIGNIFICANTLY OUTPERFORMED PEERS IN CUMULATIVE SAME-PROPERTY NOI, CORE FFO, AND DIVIDEND GROWTH  *

       WEST COAST FUNDAMENTALS  Meridian at MidtownSan Jose, CA

 WEST COAST FUNDAMENTALS: KEY HIGHLIGHTS  CALIFORNIA’S CHRONIC HOUSING SHORTAGE REMAINS A KEY ISSUE AND SHOWS NO SIGNS OF ABATING (p.9)THE AFTER-TAX COST PREMIUM TO OWN A HOME VS. RENT HAS RISEN TO 80% IN ESSEX’S MARKETS, INCREASING THE ECONOMIC INCENTIVE TO RENT (p.12)DEMAND DRIVERS ON THE WEST COAST REMAIN ROBUSTHIGH QUALITY JOB GROWTH IN ESSEX MARKETS CONTINUES TO OUTPACE LOW PAYING JOBS, CONTRIBUTING TO PERSONAL INCOME GROWTH (p.14)JOB OPENINGS AT LEADING TECH COMPANIES LOCATED ON THE WEST COAST ARE AT THE HIGHEST LEVEL IN YEARS (p.15)PERSONAL INCOME GROWTH HAS OUTPACED RENT GROWTH IN RECENT YEARS, LEADING TO IMPROVED RENTAL AFFORDABILITY (p.17-18)ESSEX’S WEST COAST MARKETS ARE EXPECTED TO GENERATE 3.1% RENT GROWTH IN 2019 (p.33)  *

 WHY WEST COAST MARKETS?  LONG-TERM FAVORABLE SUPPLY/DEMAND DYNAMICS  *

 CALIFORNIA’S CHRONIC HOUSING SHORTAGE  Source: Up for Growth National Coalition - Housing Underproduction in the U.S., April 2018    IN THE U.S., 23 STATES HAVE PRODUCED ~7.3 MILLION TOO FEW HOUSING UNITS FROM 2000-2015CALIFORNIA REPRESENTS NEARLY 50% OF THE HOUSING SHORTFALL AT ~3.4 MILLION UNITS  *

 Sources: Census, Essex, and Rosen  LIMITED SUPPLY IN ESSEX MARKETS  IN ESSEX’S CALIFORNIA SUBMARKETS, NEW SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY REMAINED BELOW 1%   *

 TOTAL RESIDENTIAL PERMITTING IN ESSEX’S MARKETS ARE DOWN 10% FROM MID-2018PERMITTING HAS DECLINED IN NINE OF ESSEX’S TEN LARGEST CITIES(1) SINCE MID-2018, INCLUDING LARGE DECLINES IN SEATTLE (-26%) AND SAN DIEGO (-55%)PERMITS IN SAN FRANCISCO ARE UP 9% OVER MID-2018 BUT CONCENTRATED NEAR THE SOMA SUBMARKET, WHERE MORE THAN FIVE MILLION SF OF NEW OFFICE DEVELOPMENT IS IN THE PIPELINE, SUPPORTING WELL OVER 20,000 NEW JOBS  PERMITS AND NEAR TERM SUPPLY  Source: Census, ESS, Rosen Consulting Group(1) The nine cities include Anaheim, Irvine, Long Beach, Los Angeles, Oakland, San Diego, San Jose, Santa Ana, and Seattle (2) Trailing twelve months (TTM) includes all residential permits for single-family and multifamily  *

 THE RISING PREMIUM TO OWN VS. RENT IN ESSEX MARKETS  CHRONIC HOUSING SHORTAGE AND TAX LAW CHANGES HAVE PUSHED THE COST TO OWN A MEDIAN PRICED HOME TO 80% ABOVE THE COST TO RENT IN ESSEX METROS  Essex Metros Have Created Over 5x More Jobs Than Housing Units This Cycle  After-Tax Cost Premium to Own vs. Rent in Essex Markets(1)  After-tax cost of home purchase, premium over cost to rent  Excluding impact of 2018 tax reform  20-year average  Sources: RealPage, CoreLogic, Federal Housing Finance Agency (FHFA), Census Bureau, Bureau of Labor Statistics, Essex Property Trust(1) Cost premia based on median home prices, median rents and 30-yr fixed mortgage rates with 10% down payment and PMI. Tax impact based on marginal tax rates at median incomes.   New HousingUnits  New Jobs  *

 WEST COAST JOB GROWTH  Source: Bureau of Labor Statistics (not seasonally adjusted)(1) For those markets included in this graph which represent 99% of Essex’s NOI at the Company’s pro rata share as of 03/31/19.  ESS Portfolio Wtd. Avg.(1) = 1.8%    ESS Market  Non-ESS Market    TECH-DRIVEN MARKETS CONTINUE TO GROW JOBS AT FASTER RATE THAN THE U.S.SOUTHERN CALIFORNIA MARKETS REMAIN POSITIVE, DESPITE A SLOW START TO 2019   *

 JOB GROWTH IN ESS MARKETS – HIGH VS. LOW-WAGE INDUSTRIES  Source: BLSTrailing 3-month average through April 2019. Weighted by Essex 1Q19 same-property NOI.  HIGH-PAYING INDUSTRIES CONTINUE TO ADD MORE JOBS THAN LOW PAYING INDUSTRIES IN ESS’ MARKETS, HELPING IMPROVE INCOMES AND RENTAL AFFORDABILITY  *

 JOB OPENINGS – TOP 10 TECH FIRMS  Sources: Company Websites and LinkedIn  JOB OPENINGS AT THE TOP 10 TECH FIRMS IS CURRENTLY OVER 26,000 POSITIONS, THE HIGHEST LEVEL IN THREE YEARS AND UP 33% COMPARED TO ONE YEAR AGO  *

 SAN FRANCISCO MIGRATION TRENDS HIGHLIGHT THE FLOW OF LABOR FROM THE EAST COAST TO THE WEST COAST  LINKEDIN WORKER MIGRATION TRENDS  Note: LinkedIn defines migration as a member changing their location on their LinkedIn profile. The maps reflect the cities the most LinkedIn members moved to and from in the past 12 months. For every 10,000 LinkedIn members in San Francisco, 5 moved to the city in the last 12 months from New York City.Source: LinkedIn Workforce Report, March 2019  *

 RENTAL AFFORDABILITY IN ESS MARKETS BEGAN TO IMPROVE IN 2015 AS INCOME GROWTH OUTPACED RENTAL GROWTH. THE DIFFERENCE BETWEEN CUMULATIVE RENT GROWTH AND INCOME GROWTH IN ESS MARKETS SINCE 2010 HAS FALLEN FROM 20% IN 2015 TO 13% IN 2019  AFFORDABILITY IS IMPROVING  Sources: Axio/RealPage, Moody's, Census, CoStar, ESS 2019 represents forecasted data using average of Rosen and Economy.com estimates. Essex data weighted by same-property NOI as of first quarter 2019.  *  20%  13%

 RENTAL AFFORDABILITY IS IMPROVING IN ESSEX’S MARKETS AS MEDIAN HOUSEHOLD INCOMES RISE FASTER THAN RENTSALL ESSEX MARKETS REMAIN BELOW THEIR HISTORICAL PEAK RENT-TO-INCOME RATIOS AND NEAR THEIR RESPECTIVE LONG-TERM AVERAGES  AFFORDABILITY IS IMPROVING  Sources: Moody’s, Rosen, Costar and ESS1) Represents median household income to average rents weighted by Essex same-property NOI as of first quarter 2019.   Market  1Q19 Ratio  LT Avg. (‘90-’18)  Historical Peak Ratio (1990-2018)  Los Angeles  24.4%  22.8%  26.0%  Orange County  23.2%  21.9%  25.0%  San Diego  23.6%  21.7%  25.1%  San Francisco   26.4%  26.8%  33.1%  Oakland  21.4%  21.0%  25.6%  San Jose  23.0%  21.9%  27.2%  Seattle  20.2%  18.6%  21.4%  *

     DEMAND TO EXCEED SUPPLY IN ESSEX’S MARKETS  IN ESSEX’S MARKETS, WHERE HOME PRICES ARE GREATER THAN 3X THE NATIONAL AVERAGE, HOUSING DEMAND IS EXPECTED TO EXCEED SUPPLY RELATIVE TO OTHER MAJOR METROS IN 2019 AND 2020  Sources: National Association of Realtors, CoreLogic, and Essex*Essex Portfolio weighted by % of same-property revenueNew Home demand based upon a ratio of 2 forecast jobs to create one household (forecasts are Essex’s and Moody's). Total new supply based on Essex forecasts and total permits, assuming a 24 month completion lag; except U.S., which is based on forecast starts (permits and starts from Moody’s).  *

 LEGISLATION UPDATE… A MORE BALANCED DISCUSSION  *  A MORE BALANCED DISCUSSION IS NEEDEDSTATE AND LOCAL GOVERNMENTS ARE ATTEMPTING TO ADDRESS CALIFORNIA’S CHRONIC SHORTAGE OF HOUSING AND EXPAND RENTER PROTECTIONS“NEED FOR 3.5 MILLION HOMES BY 2025” – GOVERNOR NEWSOM  CALIFORNIA HAS A CHRONIC HOUSING SHORTAGE WHICH CONTRIBUTES TO THE HIGH COST OF LIVING    Housing DemandEssex’s markets have added 2.3M jobs since 2010, implying demand for 1.15M housing units(1)   Housing SupplyEssex’s markets have only added 464K housing units since 2010  Housing Imbalance  Sources: Census, BLS, ESS1) Assumes a 2:1 job to housing unit demand ratio

       Pinnacle at MacArthurSanta Ana, CA  OPERATING PERFORMANCE

 OPERATIONAL UPDATE  PRELIMINARY APRIL/MAY SAME-PROPERTY REVENUES GREW 3.4%YEAR-TO-DATE, SAME-PROPERTY REVENUE GROWTH IS TRENDING SLIGHTLY AHEAD OF THE MIDPOINT OF OUR GUIDANCE RANGEESSEX MARKET RENT GROWTH FOR APRIL/MAY IS 3.2%  *

 Scan Market for Potential Solutions    ESSEX’S OPERATIONAL IMPROVEMENT PROCESS  Proof of Concept with Return On Investment Analysis  Pilot Program  Monitor Peer Implementation    Review Results, Refine Process, Expand Pilot Program  Portfolio Rollout  PLATFORM INVESTMENTS ARE SUBJECT TO ESSEX’S WELL-DEFINED PROCESS TO LIMIT RISK AND ENHANCE SHAREHOLDER VALUE  Y  Stop Program or Readjust      CURRENTLY PILOTING OR ROLLING OUT SEVERAL PROGRAMS THAT IMPROVE THE CUSTOMER EXPERIENCE, IMPROVE EFFICIENCIES, AND/OR GROW ANCILLIARY INCOMESMART UNITSMOBILE MAINTENANCE WITH PROCESS MANAGEMENTDIGITAL HUMAN RESOURCES AND CAREER DEVELOPMENT SYSTEMCUSTOMER RELATIONSHIP MANAGEMENTCUSTOMER ENGAGEMENT AND FEEDBACK PROCESSES      Stop Program or Readjust    *

 Sources: Axiometrics, CoreLogic, LinkedIn, CoStar, JLL Office Report, CBRE, Moody's, RCG, S&P Global Market Intelligence, BLS, NAR, Census and Essex Disclosures.(1) Trailing three months as of April 2019.(2) Trailing three months as of Feb 2019.  PROPERTY MAPS & KEY MARKET STATS  LOS ANGELES  ORANGE COUNTY   NORTHERN CALIFORNIA  SEATTLE  Units: 10,660Properties: 49  Units: 6,702Properties: 27  Units: 21,147Properties: 80  Units: 11,820Properties: 55    Job Growth(1)  2019F Personal Income Growth   Median Home Price to Median Income  Home Price Growth(2)  Office Construction / Renovation SF (in millions)  Office Construction as % of Inventory  Office % Preleased  Los Angeles  1.0%  5.5%  7.2x   1.8%  7.8   2.5%  53%   Orange County  0.9%  5.3%  7.3x  0.6%  0.8  0.7%  14%  San Francisco  3.7%  6.4%  9.8x   2.0%  7.4   4.9%  78%   San Jose  2.5%  6.4%  9.5x   -1.9%  6.4   6.3%  78%   Seattle  2.4%  5.0%  6.0x   0.8%  8.0   5.5%  66%   *

       AnaviaAnaheim, CA  INVESTMENTS AND CAPITAL ALLOCATION

     CORE COMPETENCIES TO CREATE VALUE  CONDO OPTIONALITY:Potential value creation through ~9,000 condo convertible apartment homes in the Essex Portfolio  DEVELOPMENT:Develop high-quality tenant-desired apartment homes near transportation nodes  ACQUISITIONS:Improve the NAV/share, cash flow/share and growth prospects of the Company  REDEVELOPMENTFocused on rent justified improvements to maximize NOI and value  CO-INVESTMENT PLATFORM:Facilitates growth via private capital and provides attractive risk adjusted returns  PREFERRED EQUITY/SUBORDINATED DEBT: Opportunistically invest in high-quality development and stabilized assets in our existing markets  8TH & RepublicanSeattle, WA   500 FolsomSan Francisco, CA          CentrePointeSan Diego, CA  Meridian at MidtownSan Jose, CA  Century TowersSan Jose, CA  Essex SkylineSanta Ana, CA  *

 DISCIPLINED CAPITAL ALLOCATION PROCESS  DEALS MUST BE ACCRETIVE TO 3 METRICS:  *

 Acquires BRE in a deal valued at $6B, creating the only public apartment REIT dedicated exclusively to West Coast markets.   Increases investment in preferred equity and subordinated debt program due to attractive risk-adjusted returns relative to ground-up development.  Acquires and begins developing early in the cycle. Acquires over $2B of properties over next 3 years.   ESS becomes the first multifamily REIT to create a fund business (raises $250M of equity for Fund I).  Acquires $106M of multifamily REIT unsecured bonds yielding 10.3% near the bottom of the market.  PROVEN HISTORY OF STRATEGIC CAPITAL ALLOCATION  OUR INNOVATIVE MANAGEMENT TEAM IS RESPONSIVE TO CHANGING MARKET DYNAMICS WITH THE ABILITY TO SOURCE AND STRUCTURE UNIQUE OPPORTUNITIES WITHIN THE MULTIFAMILY SPACEDISCIPLINED UNDERWRITING, RIGOROUS ANALYSIS, AND TOTAL RETURN DRIVEN    2016    2014    2010    2009    2001  CAPITAL ALLOCATION – SELECT HIGHLIGHTS  CASE STUDY – 8th and Hope Transaction  Opportunistic asset sale given discrepancy between private market values and our cost of capital led to value creation for shareholders   Value Creation by:Acquired the property for $200M at a low-4% cap rate in 2015 and funded the transaction on a leverage neutral basis with common stock issued at a significant premium to Net Asset Value (NAV).Sold the property in 2019 at a mid-3% cap rate and used the proceeds to repurchase stock while trading at a discount to NAV and to repay debt.  *

 CURRENT CAPITAL ALLOCATION PRIORITIES  KEY INVESTMENT TARGETSImprove portfolio growth through dispositions of select assetsUtilize co-investment platform to optimize cost of capital Large discounts to NAV (>10%) would likely result in increased disposition activityOriginate preferred equity transactions with conservative loan underwriting  FULL-YEAR 2019 INVESTMENT TARGETSAcquisitions of $200-$400 MillionDispositions of $300-$500 MillionPreferred equity investments of $50-$100 Million  One South MarketSan Jose, CA(2019 Acquisition of JV partner’s share)  *

 (1) Reflected at 100% and not Essex Share. Essex share of remaining costs as of 3/31/19 was $247M.   DEVELOPMENT PIPELINE UPDATE  500 FolsomSan Francisco, CA  Development Property  Location  Apartment Homes  Total Cost(1) $M  Remaining Costs(1) $M  Initial Occupancy  Stabilized Operations  Mylo  Santa Clara, CA  476  $226  $52  Q2 2019  Q2 2020  Station Park Green Phase II  San Mateo, CA  199  141  21  Q2 2019  Q4 2019  Station Park Green Phase III  San Mateo, CA  172  124  30  Q3 2019  Q1 2020  500 Folsom(1)  San Francisco, CA  545  415  116  Q3 2019  Q4 2020  Ohlone(1)  San Jose, CA  269  136  57  Q4 2019  Q3 2020  Essex Hollywood  Hollywood, CA  200  105  57  Q1 2020  Q3 2020  Total    1,861  $1,147  $333      MyloSanta Clara, CA  91% OF THE DEVELOPMENT PIPELINE BEGINS LEASING IN 2019MINIMAL DEVELOPMENT FUNDING REQUIREMENTS IN 2020 ASSUMING NO NEW DEVELOPMENT STARTS  Station Park GreenSan Mateo, CA  *

       Station Park GreenSan Mateo, CA  2019 GUIDANCE & BALANCE SHEET

 Source: Company DisclosuresCore FFO excludes acquisition costs and non-routine items.  2019 FULL-YEAR GUIDANCE – NO CHANGE FROM Q1’19  *

 E S S E X P R O P E R T Y T R U S T, I N C.                       2019 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions                        Residential Supply (1)            Job Forecast (2)      Market Forecast (3)  Market  New MF Supply  New SF Supply  Total Supply  % of MF Supply to MF Stock  % of Total Supply to Total Stock    Est. New Jobs   % Growth    Economic Rent Growth                        Los Angeles  11,750  6,000  17,750  0.8%  0.5%    55,700  1.2%    2.8%  Orange  3,500  4,500  8,000  0.9%  0.7%    20,350  1.2%    3.0%  San Diego  2,250  4,250  6,500  0.5%  0.5%    24,250  1.6%    3.6%  Ventura  500  750  1,250  0.8%  0.4%    4,450  1.4%    3.2%  So. Cal.  18,000  15,500  33,500  0.7%  0.6%    104,750  1.3%    3.1%                               San Francisco  2,500  500  3,000  0.7%  0.4%    19,800  1.7%    3.2%  Oakland  3,500  4,000  7,500  1.0%  0.7%    18,150  1.5%    2.3%  San Jose  2,750  2,500  5,250  1.1%  0.8%    27,550  2.4%    3.6%  No. Cal.  8,750  7,000  15,750  1.0%  0.7%    65,500  2.0%    3.1%                               Seattle  9,000  8,000  17,000  1.8%  1.3%    45,900  2.6%    2.9%                               Weighted Average(4)  35,750  30,500  66,250  1.0%  0.7%    216,150  1.8%    3.1%  2019 MSA LEVEL FORECAST  All data are based on Essex Data Science and Advanced Analytics team forecasts.U.S. Macroeconomic Assumptions: 2019 G.D.P. Growth: 2.5% , 2019 Job Growth: 1.3%(1) New Residential Supply: total supply includes the Company's estimate of multifamily deliveries of properties with 50+ units and excludes student, senior and 100% affordable housing communities. Single-family estimates based on an average trailing 12-month single family permits. Multifamily estimates include a new methodological enhancement to reflect the impact of continued construction delays in Essex markets. The delay-adjusted estimates reduce scheduled 2019 units by approximately 8% to reflect the recent cadence of delays in project completions.(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for full year 2019 vs 2018 (excludes submarkets not targeted by Essex).(4) Weighted Average: markets weighted by scheduled rent in the Company's Portfolio.  *

 $25.4 Billion Total Capitalization  As of 03/31/19Consolidated portfolio only.   CAPITAL STRUCTURE & LIQUIDITY PROFILE  Debt Composition(1)  *

 STRONG CREDIT PROFILE  Source: Company DisclosuresUnsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities at pro rata share.Adjusted EBITDAre is reflected on a pro rata basis and excludes non-routine items in earnings and other adjustments as outlined on page S-17.1 of the supplemental financial information furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 30, 2019.   *

   WELL LADDERED DEBT MATURITY SCHEDULE  % of Total Debt Maturing/Year  4.0%  12.0%  9.4%  12.1%  10.4%  7.0%  8.9%  9.5%  8.8%  1.2%  9.2%  7.5%  Debt Maturity Schedule(1)  (1) Data as of 03/31/2019. Excludes lines of credit.  Weighted Average Interest Rate  5.0%  5.0%  4.5%  3.4%  3.7%  4.0%  3.6%  3.5%  3.6%  4.1%  4.0%  3.9%  Weighted Average Interest Rate: 4.0%  *

       DEFINITIONS &RECONCILIATIONS

 DISCLAIMERS  SAFE HARBOR STATEMENT UNDER THE PRIVATE LITIGATION REFORM ACT OF 1995This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements which are not historical facts, including statements regarding the Company's expectations, estimates, assumptions, hopes, intentions, beliefs and strategies regarding the future. Words such as “expects,” “assumes,” “anticipates,” “may,” “will,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s financial guidance for the full-year 2019, its intent, beliefs or expectations with respect to the timing of completion of current development and redevelopment projects and the stabilization of such projects, the timing of lease-up and occupancy of its apartment communities, the anticipated operating performance of its apartment communities, the total projected costs of development and redevelopment projects, co-investment activities, qualification as a REIT under the Internal Revenue Code, the real estate markets in the geographies in which the Company’s properties are located and in the United States in general, the adequacy of future cash flows to meet anticipated cash needs, its financing activities and the use of proceeds from such activities, the availability of debt and equity financing, general economic conditions including the potential impacts from the economic conditions, trends affecting the Company’s financial condition or results of operations, changes to U.S. tax laws and regulations in general or specifically related to REITs or real estate, changes to laws and regulations in jurisdictions in which communities the Company owns are located, and other information that is not historical information.While the Company’s management believes the assumptions underlying its forward-looking statements are reasonable, such forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control, which could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company cannot assure the future results or outcome of the matters described in these statements; rather, these statements merely reflect the Company’s current expectations of the approximate outcomes of the matters discussed. Factors that might cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements include, but are not limited to, the following: the Company may fail to achieve its business objectives; the actual completion of development and redevelopment projects may be subject to delays; the stabilization dates of such projects may be delayed; the Company may abandon or defer development projects for a number of reasons, including changes in local market conditions which make development less desirable, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; the total projected costs of current development and redevelopment projects may exceed expectations; such development and redevelopment projects may not be completed; development and redevelopment projects and acquisitions may fail to meet expectations; estimates of future income from an acquired property may prove to be inaccurate; occupancy rates and rental demand may be adversely affected by competition and local economic and market conditions; there may be increased interest rates and operating costs; the Company may be unsuccessful in the management of its relationships with its co-investment partners; future cash flows may be inadequate to meet operating requirements and/or may be insufficient to provide for dividend payments in accordance with REIT requirements; there may be a downturn in general economic conditions, the real estate industry, and the markets in which the Company’s communities are located; changes in laws or regulations; the terms of any refinancing may not be as favorable as the terms of existing indebtedness; and those risks, special considerations, and other factors referred to in the Company’s annual reports on Form 10-K, the Company’s quarterly reports on Form 10-Q, and in the Company’s other filings with the Securities and Exchange Commission from time to time. All forward-looking statements are made as of the date hereof, the Company assumes no obligation to update or supplement this information for any reason, and therefore, they may not represent the Company’s estimates and assumptions after the date of this presentation.REGULATION G DISCLAIMERThis presentation contains certain non-GAAP financial measures within the meaning of Regulation G of the Securities Exchange Act of 1934. The Company’s definitions and calculations of such measures may differ from those used by other companies and, therefore, may not be comparable. The Company’s definitions of these terms and, if applicable, the reasons for their use and reconciliations to the most directly comparable GAAP measures are included in the Appendix.  *

 With respect to the Company's guidance regarding its projected FFO and Core FFO for the second quarter of 2019, which guidance is set forth in the earnings release for the first quarter of 2019 on page S-14.1 of the earnings supplement, a reconciliation of projected net income per share to projected FFO per share and projected Core FFO per share, as set forth in such guidance, is presented in the table below.   (1) 2019 guidance excludes inestimable projected gain on sale of real estate and land, gain on sale of marketable securities, loss on early retirement of debt, political/legislative costs, and promote income until they are realized within the reporting period presented in the report.  PROJECTED EPS, FFO, AND CORE FFOPER DILUTED SHARE              2019 Guidance Range (1)                              Three Months Ended March 31, 2019      2nd Quarter 2019            Full-Year 2019                      Low      High      Low      High  EPS - diluted      $   1.81     $   1.18     $   1.28     $   5.49     $   5.83     Conversion from GAAP share count      (0.06)      (0.04)      (0.04)      (0.19)      (0.19)    Depreciation and amortization       1.99        2.00        2.00        7.98        7.98     Noncontrolling interest related to Operating Partnership units       0.06        0.04        0.04        0.19        0.19     Gain on sale of real estate       -        -        -        -        -     Gain on remeasurement of co-investment       (0.46)       -        -        (0.46)       (0.46)  FFO per share - diluted      $   3.34     $   3.18     $   3.28     $   13.01     $   13.35     Expensed acquisition and investment related costs       -        -        -        -        0.01     Loss on sale of marketable securities       -        -        -        -        -     Unrealized gains on marketable securities       (0.07)       -        -        (0.07)       (0.07)    Unrealized gain on unconsolidated co-investments       (0.01)       -        -        -        -     Interest rate hedge ineffectiveness       -        -        -        -        -     Gain on early retirement of debt, net       (0.02)       -        -        (0.02)       (0.02)    Co-investment promote income       (0.01)       -        -        (0.01)       (0.01)    Income from early redemption of preferred equity investments       -        (0.01)       (0.01)       (0.01)       (0.01)    Insurance reimbursements and legal settlements, net       -        -        -        -        -   Core FFO per share - diluted      $   3.23     $   3.17     $   3.27     $   12.90     $   13.25                                     *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  ADJUSTED EBITDAre RECONCILIATION The National Association of Real Estate Investment Trusts ("NAREIT”) defines earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") (September 2017 White Paper) as net income (computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP")) before interest expense, income taxes, depreciation and amortization expense, and further adjusted for gains and losses from sales of depreciated operating properties, impairment write-downs of depreciated operating properties, impairment write-downs of investments in unconsolidated entities caused by a decrease in value of depreciated operating properties within the joint venture and adjustments to reflect the Company’s share of EBITDAre of investments in unconsolidated entities. The Company believes that EBITDAre is useful to investors, creditors and rating agencies as a supplemental measure of the Company’s ability to incur and service debt because it is a recognized measure of performance by the real estate industry, and by excluding gains or losses related to sales or impairment of depreciated operating properties, EBITDAre can help compare the Company’s credit strength between periods or as compared to different companies.Adjusted EBITDAre represents EBITDAre further adjusted for non-comparable items and is a component of the credit ratio, "Net Indebtedness Divided by Adjusted EBITDAre, normalized and annualized," presented on page S-6 of the earnings supplement for the first quarter of 2019, in the section titled "Selected Credit Ratios," and it is not intended to be a measure of free cash flow for our management’s discretionary use, as it does not consider certain cash requirements such as income tax payments, debt service requirements, capital expenditures and other fixed charges. Adjusted EBITDAre is an important metric in evaluating the credit strength of the Company and its ability to service its debt obligations. The Company believes that Adjusted EBITDAre is useful to investors, creditors and rating agencies because it allows investors to compare the Company’s credit strength to prior reporting periods and to other companies without the effect of items that by their nature are not comparable from period to period and tend to obscure the Company’s actual credit quality.EBITDAre and Adjusted EBITDAre are not recognized measurements under U.S. GAAP. Because not all companies use identical calculations, our presentation of EBITDAre and Adjusted EBITDAre may not be comparable to similarly titled measures of other companies.   *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  ADJUSTED EBITDAre RECONCILIATION (CONTINUED)The reconciliations of Net Income available to common stockholders to EBITDAre and Adjusted EBITDAre are presented in the table below (Dollars in thousands):  (1) Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges.           Three Months Ended            March 31,            2019    Net income available to common stockholders      $   118,858     Adjustments:              Net income attributable to noncontrolling interest       6,647       Interest expense, net (1)       51,598       Depreciation and amortization       120,568       Income tax provision       91       Gain on remeasurement of co-investment communities       (31,535)      Co-investment EBITDAre adjustments       22,000         EBITDAre     288,227                   Loss on sale of marketable securities       58       Unrealized gains on marketable securities       (4,510)      Unrealized gain on unconsolidated co-investments       (314)      Insurance reimbursements and legal settlements, net       (210)      Co-investment promote income       (809)      Income from early redemption of preferred equity investments       (100)      Expensed acquisition and investment related costs       32       Gain on early retirement of debt, net       (1,336)    Adjusted EBITDAre      $   281,038                 *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS    FUNDS FROM OPERATIONS (“FFO”) AND CORE FFOFFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is generally considered by industry analysts as an appropriate measure of performance of an equity REIT. Generally, FFO adjusts the net income of equity REITs for non-cash charges such as depreciation and amortization of rental properties, impairment charges, gains on sales of real estate and extraordinary items. Management considers FFO and FFO which excludes non-core items, which is referred to as “Core FFO,” to be useful supplemental operating performance measures of an equity REIT because, together with net income and cash flows, FFO and Core FFO provide investors with additional bases to evaluate the operating performance and ability of a REIT to incur and service debt and to fund acquisitions and other capital expenditures and to pay dividends. By excluding gains or losses related to sales of depreciated operating properties and excluding real estate depreciation (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help investors compare the operating performance of a real estate company between periods or as compared to different companies. By further adjusting for items that are not considered part of the Company’s core business operations, Core FFO allows investors to compare the core operating performance of the Company to its performance in prior reporting periods and to the operating performance of other real estate companies without the effect of items that by their nature are not comparable from period to period and tend to obscure the Company’s actual operating results.FFO and Core FFO do not represent net income or cash flows from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not intended to indicate whether cash flows will be sufficient to fund cash needs. These measures should not be considered as alternatives to net income as an indicator of the REIT's operating performance or to cash flows as a measure of liquidity. FFO and Core FFO do not measure whether cash flow is sufficient to fund all cash needs including principal amortization, capital improvements and distributions to stockholders. FFO and Core FFO also do not represent cash flows generated from operating, investing or financing activities as defined under GAAP. Management has consistently applied the NAREIT definition of FFO to all periods presented. However, there is judgment involved and other REITs’ calculation of FFO may vary from the NAREIT definition for this measure, and thus their disclosures of FFO may not be comparable to the Company’s calculation. The reconciliations of diluted FFO and Core FFO are detailed on page S-3 of the earnings supplement for the first quarter of 2019 in the section titled "Consolidated Funds From Operations".INTEREST EXPENSE, NETInterest expense, net is presented on page S-1 of the earnings supplement for the first quarter 2019 in the section titled "Consolidated Operating Results". Interest expense, net includes items such as gains on derivatives and the amortization of deferred charges and is presented in the table below (Dollars in thousands):  ENCUMBEREDEncumbered means any mortgage, deed of trust, lien, charge, pledge, security interest, security agreement or other encumbrance of any kind.          Three Months Ended            March 31,            2019    Interest expense      $   53,643     Adjustments:              Total return swap income       (2,045)    Interest expense, net      $   51,598     *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  NET INDEBTEDNESS DIVIDED BY ADJUSTED EBITDAreThis credit ratio is presented on page S-6 of the earnings supplement for the first quarter of 2019 in the section titled "Selected Credit Ratios." This credit ratio is calculated by dividing net indebtedness by Adjusted EBITDAre, as annualized based on the most recent quarter, and adjusted for estimated net operating income from properties acquired or disposed of during the quarter. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. Net indebtedness is total debt, net less unamortized premiums, discounts, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities. The reconciliation of Adjusted EBITDAre is set forth in the "Adjusted EBITDAre Reconciliation" above. The calculation of this credit ratio and a reconciliation of net indebtedness to total debt at pro rata share for co-investments, net is presented in the table below (Dollars in thousands):   Based on the amount for the most recent quarter, multiplied by four.Adjustments made for properties in lease-up, acquired, or disposed of during the most recent quarter and other partial quarter activity, multiplied by four.  Total consolidated debt, net      $   5,735,801   Total debt from co-investments at pro rata share         785,758   Adjustments:            Consolidated unamortized premiums, discounts, and debt issuance costs       24,168     Pro rata co-investments unamortized premiums, discounts,             and debt issuance costs     3,808     Consolidated cash and cash equivalents-unrestricted       (107,034)    Pro rata co-investment cash and cash equivalents-unrestricted       (33,987)    Marketable securities       (211,030)      Net Indebtedness  $   6,197,484             Adjusted EBITDAre, annualized (1)      $   1,124,152   Other EBITDAre normalization adjustments, net, annualized (2)         2,805       Adjusted EBITDAre, normalized and annualized  $   1,126,957             Net Indebtedness Divided by Adjusted EBITDAre, normalized and annualized         5.5   *

 NET OPERATING INCOME (“NOI”) AND SAME-PROPERTY NOI RECONCILIATIONSNet Operating Income ("NOI") and same-property NOI are considered by management to be important supplemental performance measures to earnings from operations included in the Company’s consolidated statements of income. The presentation of same-property NOI assists with the presentation of the Company’s operations prior to the allocation of depreciation and any corporate-level or financing-related costs. NOI reflects the operating performance of a community and allows for an easy comparison of the operating performance of individual communities or groups of communities. In addition, because prospective buyers of real estate have different financing and overhead structures, with varying marginal impacts to overhead by acquiring real estate, NOI is considered by many in the real estate industry to be a useful measure for determining the value of a real estate asset or group of assets. The Company defines same-property NOI as same-property revenues less same-property operating expenses, including property taxes. Please see the reconciliation of earnings from operations to NOI and same-property NOI, which in the table below is the NOI for stabilized properties consolidated by the Company for the periods presented (Dollars in thousands):   RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS          Three Months Ended      Three Months Ended            March 31,      March 31,            2019      2018    Earnings from operations      $   115,695     $   110,547     Adjustments:                     Corporate-level property management expenses        8,153        7,770       Depreciation and amortization        120,568        119,105       Management and other fees from affiliates        (2,335)       (2,308)      General and administrative        13,459        14,813       Expensed acquisition and investment related costs        32        57         NOI      255,572        249,984       Less: Non-same property NOI        (12,738)       (13,662)    Same-Property NOI      $   242,834     $   236,322     *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  PUBLIC BOND COVENANTS                                          Public Bond Covenants refer to certain covenants set forth in instruments governing the Company's unsecured indebtedness. These instruments require the Company to meet specified financial covenants, including covenants relating to net worth, fixed charge coverage, debt service coverage, the amounts of total indebtedness and secured indebtedness, leverage and certain investment limitations. These covenants may restrict the Company's ability to expand or fully pursue its business strategies. The Company's ability to comply with these covenants may be affected by changes in the Company's operating and financial performance, changes in general business and economic conditions, adverse regulatory developments or other events adversely impacting it. The breach of any of these covenants could result in a default under the Company's indebtedness, which could cause those and other obligations to become due and payable. If any of the Company's indebtedness is accelerated, the Company may not be able to repay it. For risks related to failure to comply with these covenants, see "Item 1A: Risk Factors - Risks Related to Our Indebtedness and Financings" in the Company's annual report on Form 10-K and other reports filed by the Company with the Securities and Exchange Commission ("SEC").                                                                                The ratios set forth on page S-6 of the earnings supplement for the first quarter of 2019 in the section titled "Public Bond Covenants" are provided only to show the Company's compliance with certain specified covenants that are contained in indentures related to the Company's issuance of Senior Notes, which indentures are filed by the Company with the SEC. See, for example, the Indenture dated February 11, 2019, filed by the Company as Exhibit 4.1 to the Company's Form 8-K, filed on March 26, 2019. These ratios should not be used for any other purpose, including without limitation to evaluate the Company's financial condition or results of operations, nor do they indicate the Company's covenant compliance as of any other date or for any other period. The capitalized terms in the disclosure are defined in the indentures filed by the Company with the SEC and may differ materially from similar terms used by other companies that present information about their covenant compliance.                                                                              SECURED DEBT                                          Secured Debt means debt of the Company or any of its subsidiaries which is secured by an encumbrance on any property or assets of the Company or any of its subsidiaries. The Company's total amount of Secured Debt is set forth on page S-5 of the earnings supplement for the first quarter of 2019.                                      *

 RECONCILIATIONS OF NON-GAAP FINANCIALMEASURES AND OTHER TERMS  UNENCUMBERED NOI TO ADJUSTED TOTAL NOIThis ratio is presented on page S-6 of the earnings supplement for the first quarter of 2019 in the section titled "Selected Credit Ratios". Unencumbered NOI means the sum of NOI for those real estate assets which are not subject to an encumbrance securing debt. The ratio of Unencumbered NOI to Adjusted Total NOI for the three months ended March 31, 2019, annualized, is calculated by dividing Unencumbered NOI, annualized for the three months ended March 31, 2019 and as further adjusted for pro forma NOI for properties acquired or sold during the recent quarter, by Adjusted Total NOI as annualized. The calculation and reconciliation of NOI is set forth in "Net Operating Income ("NOI") and Same-Property NOI Reconciliation" above. This ratio is presented by the Company because it provides rating agencies and investors an additional means of comparing the Company's ability to service debt obligations to that of other companies. The calculation of this ratio is presented in the table below (Dollars in thousands):   This table is based on the amounts for the most recent quarter, multiplied by four.Includes intercompany eliminations pertaining to self-insurance and other expenses.          Annualized          Q1'19 (1)  NOI      $   1,022,288   Adjustments:            NOI from real estate assets sold       -     Other, net (2)       (8,047)      Adjusted Total NOI     1,014,241     Less: Encumbered NOI       (223,004)  Unencumbered NOI      $   791,237               Encumbered NOI    $   223,004     Unencumbered NOI       791,237   Adjusted Total NOI      $   1,014,241             Unencumbered NOI to Adjusted Total NOI        78%  *

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